                                     EXHIBIT 10.1



                                    TRACK 'N TRAIL

                                   1998 BONUS PLAN

APPROVED:   /S/ DAVID L. SUECHTING, JR     DATE:    3/4/98
           ---------------------------            --------

               1998 PRESIDENT'S BONUS PROGRAM


WE ARE PLEASED TO ANNOUNCE THE 1998 BONUS PLAN FOR YOU, FOR THE PERIOD ENDING DECEMBER 26, 1998. YOUR BONUS EARNINGS WILL BE BASED UPON FIVE AREAS OF TOTAL COMPANY PERFORMANCE AS FOLLOWS:



1) PROFITABILITY
     -$50,000 FOR ATTAINING PLAN EPS OF $.67                    $50,000
     -$10,000 FOR EACH $.01 OF EPS OVER $.67           $10,000/$.01

2) STORE WAGES - PLAN                                            11.10%
     -$7,500 FOR ATTAINING WAGE PLAN OF 11.10%                   $7,500
     -$750 FOR EACH .01% BELOW PLAN                    $750/.01%

3) COMP STORE SALES - PLAN                                        3.00%
     -$7,500 FOR ATTAINING COMP STORE SALES OF 3.00%             $7,500
     -$1,000 FOR EACH .10% OVER PLAN                   $1,000/.10%

4) INVENTORY CONTROL - PLAN                                       0.50%
     -$7,500 FOR ATTAINING PLAN OF .50%                          $7,500
     -$750 FOR EACH .01% UNDER RETAIL SHRINK PLAN      $750/.01%

5) GROSS PROFIT MARGIN - PLAN                                    48.53%
     -$7,500 FOR ATTAINING PLAN OF 48.53%                        $7,500
     -$750 FOR EACH .01% OVER PLAN                     $750/.01%

     EXAMPLE:
     ----------------------------
     COMPANY ACHIEVES $.69 IN EPS


                                                       MEET ALL  EXCEED ALL
                                                         GOALS     GOALS
                                                       --------  ----------
     1)ATTAINING $.67 EPS                                50,000     $50,000
       $.02 INCREASE IN EPS                                          20,000
     2)ATTAIN STORE WAGE PLAN OF 11.10%                   7,500       7,500
       STORE WAGES @ .05% IMPROVEMENT                                 3,750
     3)ATTAIN COMP STORE GAIN OF 3.00%                    7,500       7,500
       COMP STORE SALES @ .3% IMPROVEMENT                             3,000
     4)ATTAIN INVENTORY CONTROL OF .50%                   7,500       7,500
       INVENTORY CONTROL @ .03% IMPROVEMENT                           2,250
     5)ATTAIN GROSS PROFIT MARGIN GOAL: 48.53%            7,500       7,500
       GROSS PROFIT MARGIN .10% IMPROVEMENT                           7,500
                                                       --------------------
                                                        $80,000    $116,500
                                                       --------------------
                                                       --------------------

THE BONUS PAYOUT FOR FISCAL 1998 WILL OCCUR ON OR BEFORE 3/15/99, FOR EACH PARTICIPANT THAT WAS EMPLOYED AS OF 12/26/98.

THE BONUS PAYOUT CAN NOT EXCEED 150% OF PARTICIPANT'S BASE SALARY FOR 1998.

THIS BONUS PLAN IS EFFECTIVE FOR FISCAL 1998 ONLY, AND THE COMPANY RESERVES THE RIGHT TO ELIMINATE OR CHANGE THE BONUS PROGRAM FOR FUTURE PERIODS.

APPROVED:   /S/ DAVID L. SUECHTING, JR     DATE:   3/4/98
           ---------------------------            --------

           1998 CHIEF FINANCIAL OFFICER'S BONUS PROGRAM

WE ARE PLEASED TO ANNOUNCE THE 1998 BONUS PLAN FOR YOU, FOR THE PERIOD ENDINGDECEMBER 26, 1998. YOUR BONUS EARNINGS WILL BE BASED UPON FIVE AREAS OF TOTAL COMPANY PERFORMANCE AS FOLLOWS:




1) PROFITABILITY
     -$30,000 FOR ATTAINING PLAN EPS OF $.67                    $30,000
     -$10,000 FOR EACH $.01 OF EPS OVER $.67           $10,000/$.01

2) STORE WAGES - PLAN                                            11.10%
     -$7,500 FOR ATTAINING WAGE PLAN OF 11.10%                   $7,500
     -$750 FOR EACH .01% BELOW PLAN                    $750/.01%

3) COMP STORE SALES - PLAN                                        3.00%
     -$7,500 FOR ATTAINING COMP STORE SALES OF 3.00%             $7,500
     -$1,000 FOR EACH .10% OVER PLAN                   $1,000/.10%

4) INVENTORY CONTROL - PLAN                                       0.50%
     -$7,500 FOR ATTAINING PLAN OF .50%                          $7,500
     -$750 FOR EACH .01% UNDER RETAIL SHRINK PLAN      $750/.01%

5) GROSS PROFIT MARGIN - PLAN                                    48.53%
     -$7,500 FOR ATTAINING PLAN OF 48.53%                        $7,500
     -$750 FOR EACH .01% OVER PLAN                     $750/.01%

     EXAMPLE:
     ----------------------------
     COMPANY ACHIEVES $.69 IN EPS


                                                       MEET ALL  EXCEED ALL
                                                         GOALS     GOALS
                                                       --------  ----------
     1)ATTAINING $.67 EPS                                30,000     $30,000
       $.02 INCREASE IN EPS                                          20,000
     2)ATTAIN STORE WAGE PLAN OF 11.10%                   5,000       5,000
       STORE WAGES @ .05% IMPROVEMENT                                 3,750
     3)ATTAIN COMP STORE GAIN OF 3.00%                    5,000       5,000
       COMP STORE SALES @ .3% IMPROVEMENT                             3,000
     4)ATTAIN INVENTORY CONTROL OF .50%                   5,000       5,000
       INVENTORY CONTROL @ .03% IMPROVEMENT                           2,250
     5)ATTAIN GROSS PROFIT MARGIN GOAL: 48.53%            5,000       5,000
       GROSS PROFIT MARGIN .10% IMPROVEMENT                           7,500
                                                       --------------------
                                                        $50,000     $86,500
                                                       --------------------
                                                       --------------------


THE BONUS PAYOUT FOR FISCAL 1998 WILL OCCUR ON OR BEFORE 3/15/99, FOR EACH PARTICIPANT THAT WAS EMPLOYED AS OF 12/26/98.

THE BONUS PAYOUT CAN NOT EXCEED 150% OF PARTICIPANT'S BASE SALARY FOR 1998.

THIS BONUS PLAN IS EFFECTIVE FOR FISCAL 1998 ONLY, AND THE COMPANY RESERVES THE RIGHT TO ELIMINATE OR CHANGE THE BONUS PROGRAM FOR FUTURE PERIODS.

APPROVED:   /S/ DAVID L. SUECHTING, JR     DATE:    3/4/98
           ---------------------------            --------


           1998 EXECUTIVE VICE-PRESIDENT OF MERCHANDISING'S BONUS PROGRAM

WE ARE PLEASED TO ANNOUNCE THE 1998 BONUS PLAN FOR YOU, FOR THE PERIOD ENDINGDECEMBER 26, 1998. YOUR BONUS EARNINGS WILL BE BASED UPON THREE AREAS OF TOTAL COMPANY PERFORMANCE AS FOLLOWS:




1) PROFITABILITY
     -$20,000 FOR ATTAINING PLAN EPS OF $.67                     $20,000
     -$6,000 FOR EACH $.01 OF EPS OVER $.67            $6,000/$.01

2) COMP STORE SALES GAIN - PLAN                                    3.00%
     -$10,000 FOR ATTAINING PLAN                                 $10,000
     -$3,000 FOR EACH .10% OVER PLAN                   $3,000/.10%

3) GROSS PROFIT MARGIN - PLAN                                     48.53%
     -$10,000 FOR ATTAINING PLAN                                 $10,000
     -$1,000 FOR EACH .01% OVER PLAN                   $1,000/.01%

4) INVENTORY TURN-PLAN (CONSOLIDATED TNT/OTC)                       1.69
     -$10,000 FOR ATTAINING PLAN                                 $10,000
     -$1,000 FOR EACH .01 OVER PLAN                    $1,000/.01


     EXAMPLE:
     ----------------------------
     COMPANY ACHIEVES $.69 IN EPS


                                                       MEET ALL  EXCEED ALL
                                                         GOALS     GOALS
                                                       --------  ----------
     1)ATTAINING $.67 EPS                               20,000      20,000
       $.02 INCREASE IN EPS                                         12,000
     2)ACHIEVE COMP STORE SALES OF 3.00%                10,000      10,000
       COMP STORE SALES @ .3% IMPROVEMENT                            9,000
     3)ACHIEVE GROSS PROFIT MARGIN OF 48.53%            10,000      10,000
       GROSS PROFIT MARGIN .10% IMPROVEMENT                         10,000
     4)ACHIEVE INVENTORY TURN 1.69 TIMES                10,000      10,000
       .01 INVENTORY TURN IMPROVEMENT                                1,000
                                                       --------------------
                                                        50,000      82,000
                                                       --------------------
                                                       --------------------

THE BONUS PAYOUT FOR FISCAL 1998 WILL OCCUR ON OR BEFORE 3/15/99, FOR EACH PARTICIPANT THAT WAS EMPLOYED AS OF 12/26/98.

THE BONUS PAYOUT CAN NOT EXCEED 150% OF PARTICIPANT'S BASE SALARY FOR 1998.

THIS BONUS PLAN IS EFFECTIVE FOR FISCAL 1998 ONLY, AND THE COMPANY RESERVES THE RIGHT TO ELIMINATE OR CHANGE THE BONUS PROGRAM FOR FUTURE PERIODS.

APPROVED:   /S/ DAVID L. SUECHTING, JR     DATE:    3/4/98
           ---------------------------            --------

           1998 VICE-PRESIDENT STORES BONUS PROGRAM


WE ARE PLEASED TO ANNOUNCE THE 1998 BONUS PLAN FOR YOU, FOR THE PERIOD ENDINGDECEMBER 26, 1998. YOUR BONUS EARNINGS WILL BE BASED UPON FIVE AREAS OF TOTAL COMPANY PERFORMANCE AS FOLLOWS:




1) PROFITABILITY
     -$10,000 FOR ATTAINING PLAN EPS OF $.67                     $10,000
     -$2,500 FOR EACH $.01 OF EPS OVER $.67            $2,500/$.01

2) STORE WAGES - PLAN                                             11.10%
     -$10,000 FOR ATTAINING PLAN                                 $10,000
     -$1,500 FOR EACH .01% BELOW PLAN                  $1,500/.01%

3) COMP STORE SALES % - PLAN                                       3.00%
     -$10,000 FOR ATTAINING PLAN                                 $10,000
     -$2,000 FOR EACH .10% OVER PLAN                   $2,000/.10%

4) INVENTORY CONTROL - RETAIL SHRINK PLAN                          0.50%
     -$10,000 FOR ATTAINING PLAN                                 $10,000
     -$2,000 FOR EACH .01% UNDER PLAN                  $2,000/.01%

5) AVERAGE NEW STORE VOLUME - YTD RUN RATE                      $600,000
     -$10,000 FOR ATTAINING AVERAGE AT 12/26/98                  $10,000
     -$750 FOR EACH $1,000 IN EXCESS OF PLAN RUN RATE  $750/$1,000


     EXAMPLE:
     ----------------------------
     COMPANY ACHIEVES $.69 IN EPS


                                                       MEET ALL  EXCEED ALL
                                                         GOALS     GOALS
                                                       --------  ----------
     1)ATTAINING $.67 EPS                                10,000     $10,000
       $.02 INCREASE IN EPS                                           5,000
     2)ATTAIN STORE WAGE PLAN OF 11.10%                  10,000      10,000
       STORE WAGE IMPROVEMENT OF .05%                                 7,500
     3)ATTAIN COMP STORE PLAN OF 3.00%                   10,000      10,000
       COMP STORE IMPROVEMENT OF .30%                                 6,000
     4)ATTAIN INVENTORY CONTROL OF .40%                  10,000      10,000
       INVENTORY CONTROL IMPROVEMENT .03%                             6,000
     5)ATTAIN AVE. NEW STORE RUN RATE -600,000           10,000      10,000
       RUN RATE IMPR. $10,000 ($610,000)                              7,500
                                                       --------------------
        BONUS PAYOUT                                     50,000      82,000
                                                       --------------------
                                                       --------------------

THE BONUS PAYOUT FOR FISCAL 1998 WILL OCCUR ON OR BEFORE 3/15/99, FOR EACH PARTICIPANT THAT WAS EMPLOYED AS OF 12/26/98.

THE BONUS PAYOUT CAN NOT EXCEED 150% OF PARTICIPANT'S BASE SALARY FOR 1998.

THIS BONUS PLAN IS EFFECTIVE FOR FISCAL 1998 ONLY, AND THE COMPANY RESERVE STHE RIGHT TO ELIMINATE OR CHANGE THE BONUS PROGRAM FOR FUTURE PERIODS.

APPROVED:   /S/ DAVID L. SUECHTING, JR     DATE:   3/4/98
           ---------------------------            --------

           1998 VICE-PRESIDENT REAL ESTATE'S BONUS PROGRAM

WE ARE PLEASED TO ANNOUNCE THE 1998 BONUS PLAN FOR YOU, FOR THE PERIOD ENDINGDECEMBER 26, 1998. YOUR BONUS EARNINGS WILL BE BASED UPON FOUR AREAS OF TOTAL COMPANY PERFORMANCE AS FOLLOWS:



1) PROFITABILITY
     -$10,000 FOR ATTAINING PLAN EPS OF $.67                    $10,000
     -$2,500 FOR EACH $.01 OF EPS OVER $.67            $2,500/$.01



2) TIMELY STORE OPENINGS
   CONSTRUCTION WILL BE CONSIDERED TIMELY IF THE TOTAL "OPEN" WEEKS FOR THE PROJECTS IDENTIFIED ON THE ATTACHED PAGE MEETS OR EXCEEDS A TOTAL OF 1161 WEEKS.

   THE SUM OF THE ACTUAL DAYS OPEN IN THE FISCAL YEAR WILL BE TOTALED AND DIVIDED BY 7 TO DETERMINE BONUS "WEEKS" STORE OPENINGS WILL FOLLOW THE FISCAL CALENDAR, (I.E. AN APRIL STORE OPENING WILL COMMENCE ON MARCH 29TH) STORES OPEN IN EXCESS OF THE ATTACHED SCHEDULE WILL BE ADDED TO THE ACTUAL WEEKS OPEN FOR BONUS CALCULATIONS. REMODELS ARE NOT INCLUDED. STORE RELOCATIONS ARE NOT CONSIDERED STORE OPENINGS (I.E. #56) HOWEVER, SINCE THE SUNRISE RELOCATION WAS NOT BUDGETED, CREDIT WILL BE GIVEN FOR WEEKS OPEN IN THE NEW SPACE THAT EXCEED THE WEEKS BUDGETED AS OPEN IN THE OLD SPACE.


     -$10,000 FOR ATTAINING "OPEN" WEEKS OF 1,161               $10,000
     -$225 FOR EACH ADDITIONAL WEEK OPEN ABOVE                     $225


3) CONSTRUCTION BUDGET MET - $10,000
     THE CONSTRUCTION BUDGET WILL BE CONSIDERED MET IF TOTAL CAPITALIZED COSTS FALL AT OR BELOW $4,175,000. IN THE EVENT THAT NOT ALL STORES ARE BUILT, THE CFO WILL REMOVE THE BUDGET FROM THE STORES NOT
     BUILT.  STORES CONSTRUCTED IN EXCESS OF THE PLAN OF 42 WILL BE
     ADDED TO THE CAPITAL BUDGET AT $95,000 FOR TNT STORES AND $105,000
     FOR OTC STORES, ASSUMING THEY ARE A FULL BUILD-OUT (EXCLUDING TEMPS). WAREHOUSE STORES AND OTHER SPECIAL CONCEPTS ARE DIFFICULT TO
     BUDGET AT THIS POINT AND WILL PURPOSELY BE EXCLUDED FOR BONUS PURPOSES. THE CALCULATIONS WILL BE PERFORMED BY THE CFO, AND ALL DECISIONS REST SOLEY WITH THE COMPANY. AS A NOTE, REMODELS HAVE BEEN EXCLUDED
     FROM THE ATTACHED LIST AND WILL NOT FACTOR INTO THE BONUS
     CALCULATIONS.

     CONSTRUCTION BUDGET SAVINGS
        PARTICIPANT WILL EARN 5% OF THE SAVINGS BY WHICH THEY FALL UNDER THE FINAL CAPITAL BUDGET. CONTRIBUTIONS FROM THE LANDLORD WHICH ARE SPECIFICALLY TENANT IMPROVEMENT ALLOWANCES (CONTRIBUTIONS TO THE CONSTRUCTION COSTS) WILL BE DEDUCTED FROM THE TOTAL COST TO ARRIVE AT THE ACTUAL COST FOR BONUS PURPOSES. "FREE" RENT OR ANY OTHER MONIES RECEIVED WHICH ARE NOT SPECIFICALLY CONSTRUCTION MONIES (AS DETERMINED BY ACCOUNTING PRINCIPLES) WILL NOT BE CONSIDERED FOR THIS REDUCTION. CONSTRUCTION QUALITY MUST BE COMPLETED WITHIN THE SPECIFICATIONS AS APPROVED BY THE PRESIDENT.

4) AVERAGE NEW STORE SALES-$600,000
   PARTICIPANT WILL RECIEVE $10,000 IF THE AVERAGE OF THE NEW STORES ADDED IN 1998, MEETS OR EXCEEDS A RUNNING RATE AT DECEMBER 26, 1998 OF AT LEAST $600,000, AS DETERMINED BY THE NEW STORE REPORT PREPARED BY THE FINANCE DEPARTMENT. PARTICIPANT WILL RECEIVE AN ADDITIONAL $500 FOR EVERY $1,000 IN ADDITIONAL VOLUME ACHIEVED IN EXCESS OF THE $600,000 AVERAGE NEW STORE SALES BUDGET.

NOTE: THERE ARE MANY VARIABLES IN THIS BONUS PROGRAM WHICH MAY BE DIFFICULT TO PREDICT OR ADDRESS AT THIS TIME. DUE TO THIS REASON, THE CFO WILL RESOLVE ISSUES AS NECESSARY WHICH ARE NOT DIRECTLY ADDRESSED THROUGH THE ORIGINAL INTENT OF THE PLAN. ALL DECISIONS ARE FINAL AND REST SOLEY WITH THE CFO OR PRESIDENT.

     EXAMPLE:
     ----------------------------
     COMPANY ACHIEVES $.69 IN EPS


                                                       MEET ALL  EXCEED ALL
                                                         GOALS     GOALS
                                                       --------  ----------
     1)ATTAINING $.67 EPS                               10,000      10,000
       $.02 INCREASE IN EPS                                          5,000

     2)TIMELY STORE OPENINGS                            15,000      15,000
       ADDITIONAL STORE WEEKS-50                                    11,250

     3)CAPITAL CONSTRUCTION BUDGET MET                  10,000      10,000
       PROJECT SAVINGS OF $200,000                                  10,000

     4)AVERAGE NEW STORE SALES GOAL MET                  15,000      15,000
       AVERAGE STORE SALES OF $610,000 ACHIEVED                       5,000
                                                       --------------------
        BONUS PAYOUT                                     50,000      81,250
                                                       --------------------
                                                       --------------------

THE BONUS PAYOUT FOR FISCAL 1998 WILL OCCUR ON OR BEFORE 3/15/99, FOR EACH PARTICIPANT THAT WAS EMPLOYED AS OF 12/26/98.

THE BONUS PAYOUT CAN NOT EXCEED 150% OF PARTICIPANT'S BASE SALARY FOR 1998.

THIS BONUS PLAN IS EFFECTIVE FOR FISCAL 1998 ONLY, AND THE COMPANY RESERVES THE RIGHT TO ELIMINATE OR CHANGE THE BONUS PROGRAM FOR FUTURE PERIODS.

1998 VICE-PRESIDENT REAL ESTATE'S BONUS PROGRAM



                                                   ACTUAL
                                    BONUS           DAYS         BETTER/        CONSTRUCTION
   STORE WEEKS-CONTROLLABLE         WEEKS           OPEN         (WORSE)           BUDGET
   ************************        -------        -------        -------        ------------

TRACK 'N TRAIL
1  MARCH (2/22)                     44            ________       ________           95,000
2  MARCH (PALISADES) (2/22)         44            ________       ________          130,000
3  APRIL (3/29)                     39            ________       ________           95,000
4  APRIL (3/29)                     39            ________       ________           95,000
5  MAY (4/26)                       35            ________       ________           95,000
6  MAY (4/26)                       35            ________       ________           95,000
7  JUNE (5/24)                      31            ________       ________           95,000
8  JUNE (5/24)                      31            ________       ________           95,000
9  JUNE (5/24)                      31            ________       ________           95,000
10 JUNE (5/24)                      31            ________       ________           95,000
11 JUNE (5/24)                      31            ________       ________           95,000
12 JULY (6/28)                      26            ________       ________           95,000
13 JULY (6/28)                      26            ________       ________           95,000
14 JULY (6/28)                      26            ________       ________           95,000
15 JULY (6/28)                      26            ________       ________           95,000
16 JULY (6/28)                      26            ________       ________           95,000
17 AUGUST (7/26)                    22            ________       ________           95,000
18 AUGUST (7/26)                    22            ________       ________           95,000
19 AUGUST (7/26)                    22            ________       ________           95,000
20 AUGUST (7/26)                    22            ________       ________           95,000
21 AUGUST (7/26)                    22            ________       ________           95,000
22 AUGUST (7/26)                    22            ________       ________           95,000
23 AUGUST (7/26)                    22            ________       ________           95,000
24 SEPTEMBER (8/23)                 18            ________       ________           95,000
25 SEPTEMBER (8/23)                 18            ________       ________           95,000
26 SEPTEMBER (8/23)                 18            ________       ________           95,000
27 SEPTEMBER (8/23)                 18            ________       ________           95,000
   OTHER NEW STORES
   OTHER NEW STORES
                               -----------------------------------------------------------
     TRACK 'N TRAIL                747            ________       ________        2,600,000
                               -----------------------------------------------------------
OVERLAND
1  APRIL (3/29)                     39            ________       ________          105,000
2  APRIL (3/29)                     39            ________       ________          105,000
3  APRIL (3/29)                     39            ________       ________          105,000
4  APRIL (3/29)                     39            ________       ________          105,000
5  MAY (4/26)                       35            ________       ________          105,000
6  MAY (4/26)                       35            ________       ________          105,000
7  JULY (6/28)                      26            ________       ________          105,000
8  JULY (6/28)                      26            ________       ________          105,000
9  JULY (6/28)                      26            ________       ________          105,000
10 AUGUST (7/26)                    22            ________       ________          105,000
11 AUGUST (7/26)                    22            ________       ________          105,000
12 AUGUST (7/26)                    22            ________       ________          105,000
13 SEPTEMBER (8/23)                 18            ________       ________          105,000
14 OCTOBER (9/27)                   13            ________       ________          105,000
15 OCTOBER (9/27)                   13            ________       ________          105,000
   OTHER NEW STORES



                               -----------------------------------------------------------
     OVERLAND TRADING              414            ________       ________        1,575,000
                               -----------------------------------------------------------
   TOTAL BONUS WEEKS/CAP X       1,161            ________       ________        4,175,000
                               -----------------------------------------------------------
                               -----------------------------------------------------------